UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 4, 2013

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2013, the Board of Directors (the “Board”) of Real Goods Solar, Inc. (the “Company”) appointed Tony DiPaolo as the Company’s Chief Financial Officer.

Mr. DiPaolo, age 53, has over 20 years of experience as a senior finance and accounting professional. From February 2007 through June 2012, Mr. DiPaolo was employed by Incentra Solutions (“Incentra”), a provider of information technology and storage management solutions to enterprises and managed services providers in North America and Europe. Incentra was publicly traded through April 2009 when it became a private company. Mr. DiPaolo was the Chief Financial Officer of Incentra through January 2010, when he was appointed President following Incentra’s divestiture of its value added resale business. Incentra changed its name to Presilient in June 2010. Mr. DiPaolo resigned from his position as President in August 2010 and remained an employee of Presilient through June 2012. From July 2012 to January 2013, he served as Chief Financial Officer and Chief Accounting Officer for Roomlinx, Inc., a publicly traded provider of media and entertainment services to the hospitality industry. Mr. DiPaolo has a bachelor of science degree in accounting from the University of Denver and is a licensed certified public accountant in Colorado.

Mr. DiPaolo will receive an annual salary of $222,000 for serving as the Company’s Chief Financial Officer. Mr. DiPaolo will also be eligible to receive annual bonuses of up to 50% of his base salary based on the achievement by the Company of certain financial and operating objectives established by the Company’s Chief Executive Officer and the Board. Additionally, on February 4, 2013, the Company granted Mr. DiPaolo options to purchase 125,000 shares of the Company’s Class A common stock at an exercise price equal to the closing market price on such date. The options vest 2% per month for 50 months commencing on the first day of the eleventh month after grant and expire on February 4, 2020. Mr. DiPaolo is also entitled to participate in employee benefit programs generally available to the Company’s employees. In connection with the option grant, Mr. DiPaolo will be subject to a two-year covenant concerning confidentiality, non-competition, non-solicitation of employees and customers and assignment of inventions.

Effective February 4, 2013, Angy Chin stepped down from her position as Interim Chief Financial Officer and will continue to support the Company through an orderly transition in an advisory role over the next few weeks.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated February 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Kam Mofid
Kamyar (Kam) Mofid
Chief Executive Officer

Date: February 5, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release, dated February 5, 2013